19784545
19784545
Chase
2
DELINQ(179/179)
ID
11/1/2004
4/16/2005
$114,500.00
$108,000.00
$22,703.00
$22,645.62
99.14%
105.05%
-5.67%
Conventional
w/o PMI
4/8/2005
$90,814.00
Summary:
5/26/2005 3:28:25 PM
CHARLIE
An email was sent to the servicer, Chase, requesting an explanation as to why the FC process for this loan has not been initiated. We will update once we receive a response. Since this loan transferred at the end of March, the FC process should have been initiated by the prior servicer, New Century.
19823111
19823111
Chase
2
DELINQ(149/149)
MI
1/1/2005
5/16/2005
$195,000.00
$175,000.00
$39,000.00
$38,911.79
100.00%
111.37%
-10.25%
Conventional
w/o PMI
4/8/2005
$156,000.00
Watch List Report
Date: 7/28/2005 10:45:26 AM Deal Number: SASCO 2005-NC1 Report As of: 6/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging/Delinquency
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien Bal
Status History
Page 1 of 1 (2 records returned)
Watch List Report
Date: 7/28/2005 10:45:26 AM Deal Number: SASCO 2005-NC1 Report As of: 6/30/2005
Contact Us:
T: 718-858-6050
E: info@rmgglobal.com
W: www.rmgglobal.com
Investor Ln Nbr
Loan Number
Servicer Name
Originator
Lien
Position
Aging/Delinquency
State
FICO(Date)
First Pmt
Last Paid Dt.
Valuation Method
Valuation Date
Orig. Value
Current Value
Orig. Amount
Current Bal
OLTV
LTV
BPO Var. %
Loan Type
Boarding Date
Sr/Jr Lien Bal
Status History
Page 1 of 1 (2 records returned)